EXHIBIT 10.2

                                    GUARANTY
                                    --------
This Guaranty is made as of this 5th day of August, 1999, by Tech Electro Industries, inc. (the "Guarantor") in favor of Foothill Capital Corporation (the "Lender") pursuant to, and in order to induce Lender to extend credit to Computer Components Corporation (the "Borrower"), pursuant to that certain Loan and Security Agreement of even date herewith between the Lender and the Borrower, as the same has been or may hereafter be amended, modified, extended. renewed, supplemented or replaced from time to time (the "Loan Agreement"), which shall be fair and sufficient consideration for the execution of this Guaranty.

           Section 1. Definitions.   All   capitalized   words  and  terms  used
                      -----------
herein shall have the meanings assigned to them in the Loan Agreement unless otherwise defined herein.

            Section 2. Guaranty.
                       --------
                  (a) To induce the Lender to extend credit to the Borrower pursuant to the Loan Agreement, the Guarantor hereby irrevocably and unconditionally guarantees to the Lender, its successors and assigns (i) the full and prompt payment when due, whether by acceleration or otherwise, with such interest as may accrue thereon either before or after maturity thereof, of all of the Obligations, including, without limitation, the Revolving Loans, together with all renewals, modifications, consolidations, and extensions thereof (ii) the full and prompt payment and performance of all terms, conditions and covenants contained in the Loan Agreement and (iii) the full and prompt performance of any and all other obligations of the Borrower under any other documents or instruments referred to in the Loan Agreement or now or hereafter evidencing, securing, or otherwise relating to the Obligations or the Loan Documents. The Guarantor hereby agrees that if any of the Obligations or other monetary obligations, duties and covenants are not paid by the Borrower in accordance with their respective terms or if any and all sums which are now or may hereafter become due from the Borrower to the Lender under or pursuant to any of the Obligations or the Loan Documents are not paid by the Borrower in accordance with their terms, the Guarantor will immediately make such payments. The Guarantor hereby further agrees to pay the Lender all reasonable expenses (including, without limitation, reasonable attorneys' fees and court costs) paid or incurred by the Lender in endeavoring (x) to collect any indebtedness evidenced by any of the Obligations or the Loan Documents, or any portion thereof (y) to enforce any of the Obligations of the Borrower guaranteed hereby, or (z) to enforce this Guaranty. This Guaranty shall be a continuing Guaranty of all the Obligations and all of the other obligations, duties and covenants of the Borrower created pursuant to any and all of the Loan Documents, including, without limitation, any and all advances, debts, obligations, covenants and liabilities heretofore, now or hereafter made, incurred or created under and pursuant to any of the Loan Documents whether voluntary or involuntary, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether recovery upon such obligations, duties and covenants may be or hereafter become unenforceable.

                  (b) As an additional inducement to the Lender to extend credit to the Borrower, the Guarantor, if a stockholder of the Borrower, hereby covenants and agrees not to transfer, assign, sell, convey or otherwise dispose


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of,  grant  any  option,  warrant  or  other  right  with  respect  to,  pledge, hypothecate or otherwise encumber any of the capital stock of the Borrower now or hereafter owned by the Guarantor without the prior written consent of the Lender, which consent will not be unreasonably withheld.

           Section 3. Guaranty Unconditional. The obligations of  the  Guarantor
                      -----------------------
hereunder are irrevocable, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Obligations or any term or provision of any of the Loan Documents or any other document relating to the Obligations or the Loan Documents or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

           Section 4. Subordination and Waiver of Subrogation.
                      ---------------------------------------
                  (a) The Guarantor hereby subordinates all indebtedness of the Borrower to the Guarantor, whether now existing or hereafter arising (the "Subordinated indebtedness"), to the full and prompt payment of the Obligations. Any amounts received by the Guarantor as a payment on the Subordinated Indebtedness, other than payments on Subordinated indebtedness permitted under a subordination agreement approved by the Lender, shall be retained and held in trust by the Guarantor for the benefit of the Lender.

                  (b) Until such time as the Obligations have been indefeasibly paid in full, in cash, the Guarantor shall not be subrogated to any rights of the Lender against the Borrower or any security for the Obligations and the Guarantor shall not be entitled to exercise any right of reimbursement, contribution or indemnification against the Borrower or any other Guarantor.

           Section 5. Representations and Warranties.  The Guarantor  represents
                      ------------------------------
and warrants to the Lender that:

                  (a) The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of Texas.

                  (b) The execution, delivery and performance of this Guaranty are within the corporate authority of the Guarantor and have been duly authorized by all proper and necessary corporate action.

                  (c) This Guaranty constitutes the valid and legally binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is sought by proceedings in equity or at law).

                  (d) The making and performance by the Guarantor of this Guaranty does not and will not (i) contravene any existing provision of law or regulation or any order, decree, writ or injunction of any court or administrative body or (ii) result in a breach of or constitute a default or require any consent under any contractual restriction binding on the Guarantor or on any of the Guarantor's properties.



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

                  (e) The Guarantor will receive substantial benefit from the extensions of credit to the Borrower pursuant to the Loan Documents.

                  (f) No consents, approvals, licenses or authorizations of, or filing or registrations with, any governmental authority are required under applicable federal or state law for the making and performance by the Guarantor of this Guaranty.

                  (g) There is no action, suit investigation or proceeding in any court or before any arbitrator or regulatory commission, board, administrative agency or other governmental authority pending or, to the knowledge of the Guarantor, threatened which, if determined adversely to the Guarantor, would materially and adversely affect his assets and properties or the Guarantor's ability to perform the Guarantor's obligations hereunder. The Guarantor has provided the Lender with information relating to all litigation in which the Guarantor is a party, none of which the Guarantor deems likely to have a material and adverse affect upon the Guarantor's assets and properties.

                  (h) Except as previously disclosed to the Lender in writing, the Guarantor is not in default in the payment of the principal of or interest on any indebtedness for borrowed money and is not in default under any instrument under and subject to which any indebtedness has been incurred and, to the knowledge of the Guarantor, no event has occurred and is continuing under the provisions of any such agreement which with the lapse of time or the giving of notice, or both, would constitute an event of default thereunder, which default would have a material adverse effect on the Guarantor's assets, the validity of the Guaranty or the ability of the Guarantor to perform the Guarantor's obligations hereunder.

                  (i) The Guarantor is not insolvent (as defined in Section 101(31) of the United States Bankruptcy Code), unable to pay debts as they mature or engaged in business with unreasonably small capital; the Guarantor has filed all federal, state, local and foreign tax returns which are required to be filed by the Guarantor, and the Guarantor has paid all federal, State, local and foreign taxes shown to be due on such tax returns or which have been assessed against the Guarantor; the Guarantor is not or has not been the subject of any bankruptcy, reorganization, insolvency, readjustment of debt, trusteeship, receivership, dissolution or liquidation law, statute or proceeding.

           Section 6. Consents.  The  Guarantor  hereby consents and agrees that
                      --------
any or all of the following actions may be taken or things done without notice to the Guarantor and without affecting, diminishing or releasing the liability of the Guarantor under this Guaranty:

                  (a) The time for the Borrower's performance of or compliance with any of the Obligations or any other obligations, duties or covenants created under or pursuant to any of the Loan Documents may be accelerated, renewed, modified, released or extended or such performance or compliance may be waived by the Lender, including, without limitation, the time of payment of the Obligations.

                  (b) The rate of interest under the Loan Agreement or other evidence of indebtedness may be increased or decreased.



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                  (c) Any of the acts referred to in any documents,  instruments or certificates evidencing or securing the Obligations or referred to in any of the Loan Documents may be performed, in accordance with their terms, by the Borrower or any other party for and or on behalf of the Borrower.

                  (d) As described therein or herein, the terms of any of the documents, instruments or certificates evidencing or securing any of the Obligations or the terms of the Loan Documents may be modified, extended or renewed for any period for the purpose of adding any provisions thereto or changing in any manner the rights of the Lender or of the Borrower thereunder.

                  (e) The Lender may grant releases, compromises and indulgences with respect to any of the Obligations or any of the Loan Documents to any persons or entities now or hereafter liable thereunder or hereunder.

                  (f) The Lender may release any guarantor or endorser of any of the Obligations, the Loan Documents or any other covenant, obligation or duty guaranteed hereby or referred to herein.

                  (g) The Lender may take or fail to take any action of any type whatsoever without releasing the Guarantor's obligations hereunder or affecting this Guaranty in any way or affording the Guarantor any recourse against the Lender.

                  (h) Any property constituting security of any kind or nature whatsoever now or hereafter held by the Lender or by any person, firm, trustee or corporation on the Lender's behalf, or for its account, may be surrendered or exchanged or substituted for collateral of like kind or of any kind, or such property or security may be otherwise dealt with, and the Lender's interest thereunder may be released or remain in effect, all as the Lender, in its sole discretion, may deem desirable.

                  (i) The Lender may resort to the Guarantor for payment and performance of any of the Obligations or any of the obligations, duties and covenants created under and pursuant to any of the Loan Documents whether or not the Lender shall have resorted to any property now or hereafter securing any of the undertakings thereunder or any other party primarily or secondarily liable on any of the Obligations or any of the obligations, duties and covenants created under and pursuant to any of the Loan Documents.

         Section 7. Credit Information. The Guarantor assumes the responsibility
                    ------------------
for being and keeping himself informed of the financial condition of the Borrower and of all other circumstances bearing upon the risk of non-payment and non-performance of the Obligations and of any obligations, duties and covenants created under and pursuant to any of the Loan Documents; and, the Lender shall have no duty to advise the Guarantor of information known to the Lender regarding such condition or any such circumstances.

         Section 8. Tolling of Statute of Limitations. The Guarantor agrees that
                    ---------------------------------
payment or performance of any of the Obligations or other acts which toll any statute of limitations applicable to the Obligations or to any of the Loan Documents shall also toll the statute of limitations applicable to the liability of the Guarantor under this Guaranty.


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         Section 9.  Waivers. The Guarantor unconditionally waives:
                     -------
                (a) diligence, presentment, demand for payment, protest, notice of dishonor and notice of default;

                (b) the benefit of any act or omission by the Lender which directly or indirectly results in or aids the discharge of the Borrower or the Borrower's payment and performance of the Obligations or any of the obligations, duties and covenants created under or pursuant to any of the Loan Documents by operation of law or otherwise;

                (c) notice of acceptance of this Guaranty and the incurring of the Obligations, or any of the obligations, duties and covenants created under or pursuant to any of the Loan Documents;

                (d) the provisions of Section 49-25 and 49-26 of the Code of Virginia of 1950, as amended;

                (e) any defense that may arise by reason of lack of authority of the Guarantor of the incapacity or lack of authority, death or disability of any other person or entity or the failure of the Lender to file or enforce a claim against the estate (in bankruptcy or other proceeding) of the Borrower, the Guarantor or any other person or entity;

                (f) any defense based on the failure of the Lender to give notice of the existence, creation or incurring of any new or additional indebtedness or obligation or any action or non-action on the part of any other person whatsoever in connection with any of the obligations hereby guaranteed;

                (g) any duty on the part of the Lender to disclose to the Guarantor any facts the Lender may now or hereafter know with regard to the Borrower;

                (h) any defense based on lack of due diligence by the Lender in collection, protection or realization upon any Collateral securing the Obligations; and

                (i) any and all rights of subrogation, reimbursement, contribution, indemnification, exoneration and all other rights and claims which the Guarantor may now or hereafter have against the Borrower, or against any other person directly or indirectly, contingently or noncontingently, liable for or obligated upon any of the Obligations ("Other Obligated Party"), arising on account of this Guaranty or any sums paid by the Guarantor or collected by the Lender pursuant to this Guaranty. In furtherance, and not in limitation, of the preceding waiver, the Guarantor agrees that any sums paid by the Guarantor or collected by the Lender pursuant to this Guaranty shall be deemed a contribution to the capital of the Borrower or Other Obligated Party, as the case may be, and shall not constitute the Guarantor a creditor of the Borrower or such Other Obligated Party.

         Section 10. Certain Rights, Remedies, Etc.
                     ------------------------------
                (a) In the event of any demand or default on this Guaranty or the Obligations: (1) all Obligations shall become due and payable, together with interest accrued to the date of payment, without notice, at the option of the


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Lender; (2) the Guarantor shall reimburse the Lender for any expenses, costs and attorneys' fees which the Lender may incur in connection with the collection of any monies due under this Guaranty or in connection with the enforcement of any right under this Guaranty.

                (b) In pursuing its rights under and pursuant to any of the Obligations or any of the obligations, duties and covenants created under and pursuant to the Loan Documents or under this Guaranty, the Lender need not join the Guarantor in any suit against the Borrower under the Loan Documents or join the Borrower in any suit against the Guarantor hereunder. The Guarantor hereby waives any right to require the Lender to give notice of the terms, time and place of any public or private sale of any Collateral now or hereafter securing the Obligations or obligations, duties and covenants created under and pursuant to the Loan Documents or to comply with any other provision of Section 9-504 of the Uniform Commercial Code as enacted by the Commonwealth of Virginia.

                (c) The books and records of the Lender showing the accounts between the Lender and the Borrower shall be admissible in evidence in any action or proceeding thereon as prima facie proof of the items set forth therein.

         Section 11. No  Set-Off.  No act or omission of any kind or at any time
                     -----------
on the part of the Lender in respect to any matter whatsoever shall in any way affect or impair the rights of the Lender to enforce any right, power or benefit under this Guaranty and no set-off, claim, reduction or diminution of any obligation or any defense of any kind or nature which the Guarantor has or may have against the Lender shall be available against the Lender in any suit or action brought by the Lender to enforce any right, power of benefit provided by this Guaranty, provided that nothing herein shall prevent the assertion by the Guarantor of any such claim by separate suit or counterclaim. Nothing in this Guaranty shall be construed as a waiver by the Guarantor of any rights or claims which the Guarantor may have against the Lender hereunder or otherwise, but any recovery upon such rights and claims shall be had from the Lender separately, it being the intent of this Guaranty that the Guarantor shall be unconditionally and absolutely obligated to perform fully all the Guarantor's obligations, covenants and agreements hereunder for the benefit of the Lender.

         Section 12. Notices. All notices,  demands,  requests for modification,
                     -------
consents or approvals  under this  Guaranty  shall be given in  accordance  with
Section 16.1 of the Loan Agreement, to the Guarantor at the address specified on the signature page hereof.

         Section 13. Reinstatement.  The  liability of the  Guarantor  hereunder
                     -------------
shall be reinstated and revived and the rights of the Lender shall continue if and to the extent that for any reason any payment by or on behalf of the Borrower or the Guarantor is rescinded or must be otherwise restored by the Lender, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and all decisions as to whether any such payment must be rescinded or restored shall be made in good faith by the Lender in its sole discretion; provided, however, that if the Lender chooses to contest any such matter at the request of the Guarantor. the Guarantor agrees to indemnify, defend and hold the Lender harmless with respect to all costs (including, without limitation, attorneys' fees) of such litigation.

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         Section 14. No Waiver;  Amendments,  Etc. No failure on the part of the
                     ----------------------------
Lender to exercise, no delay in exercising and no course of dealing with respect to, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. This Guaranty may not be amended or modified except by written agreement of the Guarantor and the Lender and no consent or waiver hereunder shall be valid as against the Lender unless in writing and signed by the Lender.

         Section 15. insolvency.  The   voluntary  or  involuntary  liquidation,
                     ----------
dissolution, sale or other disposition of all or substantially all the assets and liabilities, the receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, or other proceeding affecting the Borrower or the disaffirmance of the Obligations or any obligation, duty or covenant created pursuant to any of the Loan Documents in any such proceeding shall not release or discharge the Guarantor from this Guaranty.

         Section 16. Jurisdiction, Venue and Waiver of Jury Trial.
                     --------------------------------------------
                 (a) The forum having the proper jurisdiction and venue to adjudicate any claim, dispute or default which may arise out of the execution and delivery of this Guaranty and the performance of the Guarantor's obligations hereunder shall be the Circuit Court of the City of Richmond, Virginia, and the proper appellate courts of the Commonwealth of Virginia, or the United States District Court of the Eastern District of Virginia, Richmond Division, and the proper appellate courts of the United States, unless the Lender in its sole discretion chooses to bring suit on its own behalf in some other court of competent jurisdiction. The Guarantor expressly submits and consents to such jurisdiction and venue and specifically waives any and all rights it may have to contest the jurisdiction and/or venue of the above mentioned forums and to demand any other forums. The Guarantor waives personal service of any and all legal process upon him and consents and agrees that all such service may be made by Registered Mail directed to the Guarantor at the address for notices set forth at the end of this Agreement, and service so made shall be deemed to be completed on the date the return receipt therefor is signed.

                 (b) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ON ANY MATTER ARISING OUT OF THIS GUARANTY AND THE GUARANTOR'S OBLIGATIONS HEREUNDER.

                     THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE GUARANTOR, AND THE GUARANTOR HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE GUARANTOR FURTHER REPRESENTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

         Section 17. Entire  Agreement.  This  Guaranty  constitutes  the entire
                     -----------------
agreement of the Lender and the Guarantor, and supersedes all prior agreements and understandings, both written and oral, between the Guarantor and the Lender with respect to the subject matter hereof.
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
         Section 18. Severability.  The  invalidity or  unenforceability  of any
                     ------------
phrase, sentence, clause or section in this Guaranty shall not affect the validity or enforceability of the remaining portions of this Guaranty, or any hereof.

         Section 19. Construction. This Guaranty shall be construed and enforced
                     ------------
in accordance with the laws of the Commonwealth of Virginia without regard to its rules with respect to choice of law. All references in this Guaranty to the singular number and neuter gender shall be deemed to mean and include the plural number and all genders, and vice versa, unless the context shall otherwise require.

         The Guarantor has caused this Guaranty to be executed and delivered by its duly authorized representative as of the date first above written.

                                       TECH ELECTRONIC INDUSTRIES, INC.


                                        By: /s/ Steven E. Scott
                                            ---------------------------
                                            Its: Executive Vice President


                                        By: /s/ Ian C. Edmonds
                                            ---------------------------
                                            Its: Vice President


                                        Address for Notice:
                                        ------------------
                                        477 Madison Avenue
                                        24th Floor
                                        New York, New York 10022

STATE OF NEW YORK

COUNTY OF SUFFOLK

         On this 17th day of August, 1999, before me, the undersigned officer, personally appeared Steven Scott, known to me (or satisfactorily proven) to be the instrument and acknowledged that he executed the same for the purposes therein contained.

         In Witness Whereof, I hereunder set my hand and official seal.



                                               /s/ Donna-Marie Curcio
                                               ------------------------
                                               Notary Public

My Commission Expires: 09/29/99


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